UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): August 21, 2008

Homeowners Choice, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

145 N.W. Central Park Plaza, Suite 115

Port St. Lucie, Florida 34986

(Address of Principal Executive Offices)

(772) 204-9394

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1– Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On August 21, 2008, we entered into an amendment to a consulting agreement with Scorpio Systems, Inc. The consultant under that agreement is controlled by Paresh Patel, the chairman of our board of directors. The amendment provides for an increase in monthly compensation to the consultant from $12,000 to $25,000.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits.

Exhibit 10.12 Amendment to Consulting Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 22, 2008.

HOMEOWNERS CHOICE, INC.

BY:	/s/ Francis X. McCahill, III
Name:	Francis X. McCahill, III
Title:	Chief Executive Officer

A signed original of this Form 8-K has been provided to Homeowners Choice, Inc. and will be retained by Homeowners Choice, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.